Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated December 23, 2020 to the

Statutory Prospectus for Class A, Class C, Class R, Class R6, Institutional Class,

Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Allocation Fund

(for purposes of this section only, the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Principal Investment Strategies” will hereby be revised and restated in its entirety as follows:

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed underlying strategies, both directly through dedicated teams managing separate sleeves of the Fund and indirectly through investments in affiliated mutual funds, and may also make use of passive instruments. Under normal circumstances, the Fund invests directly and indirectly in globally diverse equity securities, fixed-income securities, and long and short positions across multiple asset classes. The Fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others. The Fund’s actively managed underlying strategies incorporate environmental, social and governance (“ESG”) factors into the selection of individual securities, and the portfolio managers also consider ESG factors in the construction of the overall portfolio. The Fund’s allocations to different strategies and instruments are expected to vary over time and from time to time.

The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund’s portfolio is managed. The Equity Component can include direct or indirect exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The Fund expects to invest a significant portion of the Equity Component into AllianzGI Global Sustainability Fund, an affiliated mutual fund. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers will typically over- or under-weight the Fund’s portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 30% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, volatility-linked derivatives, and ETFs associated with ESG-oriented themes such as clean energy. Investments made through dedicated single asset class sleeves of the Fund such as fixed income and equity sleeves of the Fund (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The fact that investments are considered part of the Opportunistic Component does not mean that the Fund will hold them for only a short time; the portfolio managers have discretion to hold individual Opportunistic Component positions for medium or longer terms.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals to increase the return potential in favorable markets. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals. Furthermore, the portfolio managers expect to make use of volatility-linked derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.

In conjunction with their fundamental analysis, the portfolio managers seek to gain exposure to desired asset classes primarily through actively managed underlying strategies (including the strategy employed by AllianzGI Global Sustainability Fund within the Equity Component) that apply ESG factors and they consider ESG factors in the construction of the overall portfolio. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact.

Within the Fixed Income Component limits described above, the Fund intends to make use of an integrated ESG security selection strategy (“U.S. Fixed Income Sleeve”) that is managed by a dedicated team of portfolio managers. This strategy focuses on investments in bonds, notes, other debt instruments and preferred securities, including derivatives relating to such investments. The portfolio managers invest in a diversified portfolio of high-quality bonds that generates return primarily through security selection and sector rotation with an investment grade focus. The U.S. Fixed Income Sleeve may also invest in high yield debt (commonly known as “junk bonds”). The strategy is based on bottom-up fundamental credit research, which takes into account the potential financial impact of ESG issues facing corporations. The fundamental bottom-up analysis will consider ESG factors alongside financial factors in the security selection and overall risk management process. The evaluation process aims to mitigate extreme losses through ESG tail risk management. Portfolio managers have the ability to weight risks relative to market compensation and relative to corporate strategies that seek to address identified ESG concerns. The U.S. Fixed Income Sleeve portfolio managers benchmark their performance against the Bloomberg Barclays US Aggregate Bond Index and the Bloomberg Barclays MSCI US Aggregate ESG Focus Index. Investments made through the U.S. Fixed Income Sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component.

As a portion of the Equity Component described above, the Fund intends to make use of a managed volatility strategy that focuses on investments in globally diverse equity securities, including emerging market equities (“Managed Volatility Sleeve”), and is managed by a dedicated team of portfolio managers. The strategy of the Managed Volatility Sleeve centers on the team’s belief that individual investment styles (Value, Revisions, Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher return. Additionally, the portfolio managers apply an investment constraint requiring each individual security within the Managed Volatility Sleeve to have earned a minimum rating for any of the three “E”, “S”, or “G” components at the time of purchase. The ESG screening process begins with scores developed by MSCI that are based on company sustainability disclosure, government and academic data and media searches, among other sources. An internal ESG research team may then adjust the scores based on proprietary fundamental analysis of the MSCI flagged ESG-related risks. The sleeve’s strategy focuses on the overall management of portfolio volatility and favors stocks that demonstrate lower beta and is measured against the performance of the MSCI ACWI Minimum Volatility Index.

The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation or allocation among dedicated sleeves, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the Fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the Fund. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Effective immediately, the subsection entitled “Principal Investments and Strategies” within the section entitled “Principal Investments and Strategies of Each Fund– AllianzGI Global Allocation Fund” will hereby be restated in its entirety as follows:

Investment Objective		Dividend Frequency
Seeks after-inflation capital appreciation and current income		At least quarterly

Allocation Strategy	Baseline	Normal Range
Equity Exposure	60%	50% to 70%
Fixed Income Exposure	40%	20% to 60%

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed underlying strategies, both directly through dedicated teams managing separate sleeves of the Fund and indirectly through investments in affiliated mutual funds, and may also make use of passive instruments. Under normal circumstances, the Fund invests directly and indirectly in globally diverse equity securities, fixed-income securities, and long and short positions across multiple asset classes. The Fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others. The Fund’s actively managed underlying strategies incorporate environmental, social and governance (“ESG”) factors into the selection of individual securities, and the portfolio managers also consider ESG factors in the construction of the overall portfolio. The Fund’s allocations to different strategies and instruments are expected to vary over time and from time to time.

The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund’s portfolio is managed. The Equity Component can include direct or indirect exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The Fund expects to invest a significant portion of the Equity Component into AllianzGI Global Sustainability Fund, an affiliated mutual fund. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers will typically over- or under-weight the Fund’s portfolio against this baseline long-term allocation, depending upon the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 30% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities, volatility-linked derivatives, and ETFs associated with ESG-oriented themes such as clean energy. Investments made through dedicated single asset class sleeves of the Fund such as fixed income and equity sleeves of the Fund (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The fact that investments are considered part of the Opportunistic Component does not mean that the Fund will hold them for only a short time; the portfolio managers have discretion to hold individual Opportunistic Component positions for medium or longer terms.

The portfolio managers analyze market cycles, economic cycles and valuations across asset classes, which may cause them to adjust the Fund’s exposures to individual holdings and asset classes. Under normal circumstances, based on the portfolio managers’ assessment of market conditions, the Equity Component is expected to range between approximately 50% and 70% of the Fund’s assets and the Fixed Income Component is expected to range between approximately 20% and 60% of the Fund’s assets. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals to increase the return potential in favorable markets. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure.

In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals. Furthermore, the portfolio managers expect to make use of volatility-linked derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.

In conjunction with their fundamental analysis, the portfolio managers seek to gain exposure to desired asset classes primarily through actively managed underlying strategies (including the strategy employed by AllianzGI Global Sustainability Fund within the Equity Component) that apply ESG factors and they consider ESG factors in the construction of the overall portfolio. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact.

Within the Fixed Income Component limits described above, the Fund intends to make use of an integrated ESG security selection strategy (“U.S. Fixed Income Sleeve”) that is managed by a dedicated team of portfolio managers. This strategy focuses on investments in bonds, notes, other debt instruments and preferred securities, including derivatives relating to such investments. The portfolio managers invest in a diversified portfolio of high-quality bonds that generates return primarily through security selection and sector rotation with an investment grade focus. The U.S. Fixed Income Sleeve may also invest in high yield debt (commonly known as “junk bonds”). The strategy is based on bottom-up fundamental credit research, which takes into account the potential financial impact of ESG issues facing corporations. The fundamental bottom-up analysis will consider ESG factors alongside financial factors in the security selection and overall risk management process. The evaluation process aims to mitigate extreme losses through ESG tail risk management. Portfolio managers have the ability to weight risks relative to market compensation and relative to corporate strategies that seek to address identified ESG concerns. The U.S. Fixed Income Sleeve portfolio managers benchmark their performance against the Bloomberg Barclays US Aggregate Bond Index and the Bloomberg Barclays MSCI US Aggregate ESG Focus Index. Investments made through the U.S. Fixed Income Sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component.

As a portion of the Equity Component described above, the Fund intends to make use of a managed volatility strategy that focuses on investments in globally diverse equity securities, including emerging market equities (“Managed Volatility Sleeve”), and is managed by a dedicated team of portfolio managers. The strategy of the Managed Volatility Sleeve centers on the team’s belief that individual investment styles (Value, Revisions, Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher return. Additionally, the portfolio managers apply an investment constraint requiring each individual security within the Managed Volatility Sleeve to have earned a minimum rating for any of the three “E”, “S”, or “G” components at the time of purchase. The ESG screening process begins with scores developed by MSCI that are based on company sustainability disclosure, government and academic data and media searches, among other sources. An internal ESG research team may then adjust the scores based on proprietary fundamental analysis of the MSCI flagged ESG-related risks. The sleeve’s strategy focuses on the overall management of portfolio volatility and favors stocks that demonstrate lower beta and is measured against the performance of the MSCI ACWI Minimum Volatility Index.

The Fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation or allocation among dedicated sleeves, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the Fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the Fund. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective immediately, the subsection entitled “Principal Risks” within the section entitled “Principal Investments and Strategies of Each Fund– AllianzGI Global Allocation Fund” will hereby be restated in its entirety as follows:

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

•   Allocation Risk

•   Market Risk

•   Issuer Risk

•   Sustainable Investing Risk

•   Underlying Fund Risks

•   Equity Securities Risk

•   Fixed Income Risk

•   Management Risk

•   Commodity Risk

•   Credit and Counterparty Risk

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Focused Investment Risk

•   High Yield Risk

•   Index Risk

•   Interest Rate Risk

•   IPO Risk

•   Leveraging Risk

•   Liquidity Risk

•   Mortgage-Related and Other Asset-Backed Risk

• Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Variable Distribution Risk

Disclosure Relating to AllianzGI Global Dynamic Allocation Fund

(for purposes of this section only, the “Fund”)

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Principal Investment Strategies” will hereby be revised and restated in its entirety as follows:

Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers responsible for allocation believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic”, together with actively managed strategies within those asset classes. The Fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar- denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund is managed. The Equity Component can include exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers responsible for allocation will typically over- or under-weight the Fund against this baseline long-term allocation, depending upon their view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities and volatility-linked derivatives. Investments made through dedicated single asset class sleeves of the Fund such as fixed income and equity (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The Fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly.

The portfolio managers analyze market cycles, economic cycles and valuations across asset classes, which may cause them to adjust the Fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate Fund assets, they regularly assess the Fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the Fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.

The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Under normal circumstances, based on the portfolio managers’ assessment of market conditions, the Equity Component may range between approximately 20% and 100% of the Fund’s assets and the Fixed Income Component may range between approximately 0% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss.

The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals to increase the return potential in favorable markets. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure. The portfolio managers expect to make use of volatility-linked derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.

Within the “Equity” and “Fixed Income” component limits described above, the Fund intends to make extensive use of four security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility, Global Growth and US Fixed Income – Credit. Each of these strategies is managed by a dedicated portfolio manager or team of portfolio managers in a separate sleeve of the Fund. These portfolio managers are not responsible for setting or adjusting the asset allocation of the Fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•

Best Styles Global Equity. This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher returns on investment.

•

Best Styles Global Managed Volatility. The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the responsible portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•

Global Growth. This strategy focuses on investments in equity securities across a range of countries globally. The portfolio managers follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis, targeting investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. The portfolio managers will apply the valuation criterion by making investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Portfolio’s key investment criteria is likely to be sustainable in the long-term. The investment decisions of the portfolio managers are not normally guided by sector or geography, or by weightings of the strategy’s performance benchmark, namely the MSCI All Country World Index (ACWI).

•

US Fixed Income – Credit. This strategy focuses on investments in U.S. dollar-denominated fixed income securities that, at the time of investment, are primarily investment-grade securities or otherwise determined by the portfolio manager to be of comparable quality. This strategy may also hold other types of fixed income securities, including high yield debt (commonly know as “junk bonds”), as well as preferred securities. The responsible portfolio manager uses proprietary research to identify segments of opportunity in U.S. fixed-income markets and applies strategic sector rotation alongside bottom-up security selection. The portfolio manager normally adjusts the average duration of investments in the strategy with reference to (though may depart materially from) the maturity characteristics of the Bloomberg Barclays U.S. Credit Index (which as of June 30, 2020 had an effective duration of 8.28 years). Investments made through this sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component.

The Fund may invest in any type of equity or fixed income security, including common stocks, preferred securities, mutual funds, ETFs and exchange-traded notes, warrants and convertible securities, mortgage-backed securities, asset- backed securities, and government and corporate bonds and other debt instruments. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to adjust the portfolio’s exposure to specific asset classes; and otherwise to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the Fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the Fund. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Effective immediately, the subsection entitled “Principal Investments and Strategies” within the section entitled “Principal Investments and Strategies of Each Fund– AllianzGI Global Dynamic Allocation Fund” will hereby be restated in its entirety as follows:

The Fund seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Fund allocates its investments among asset classes in response to changing market, economic, and political factors and events that the portfolio managers responsible for allocation believe may affect the value of the Fund’s investments. In making investment decisions for the Fund, the portfolio managers seek to identify trends and turning points in the global markets. To gain exposure to the various asset classes, the Fund incorporates actively managed strategies and/or passive instruments. The Fund seeks to achieve its investment objective through active allocation among global equity, fixed income and a range of other asset classes, which the portfolio managers designate as “opportunistic,” together with actively managed strategies within those asset classes. The Fund may also invest in affiliated and unaffiliated mutual funds, exchange-traded funds (“ETFs”) and exchange-traded notes, other pooled vehicles and derivative instruments such as futures, among others, as further described below. The Fund also seeks to mitigate risk in extremely negative market environments, by decreasing exposure to asset classes, such as equities, experiencing strong downward trends.

The Fund invests directly and indirectly in globally diverse equity securities, including emerging market equities, and in U.S. dollar-denominated fixed income securities. The Fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the Fund is managed. The Equity Component can include exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The Fixed Income Component primarily consists of U.S. government and government agency debt, U.S. investment grade securities, U.S. securitized debt and U.S. short-term high yield corporate bonds. The portfolio managers responsible for allocation will typically over- or under-weight the Fund against this baseline long-term allocation, depending upon their view of the relative attractiveness of the investment opportunities available, which will change over time. The Fund may also use an “Opportunistic Component” whereby it invests up to 20% of its assets in any combination of asset classes outside of the core holdings in the Equity Component or the Fixed Income Component. The particular asset classes represented by investments within the Opportunistic Component are expected to change over time as the portfolio managers identify trends and opportunities. Currently, the portfolio managers focus their Opportunistic Component positions around the following asset classes: emerging market debt, international debt (which may be denominated either in non-U.S. currencies or in U.S. dollars), intermediate and long-term high yield debt (commonly known as “junk bonds”), commodities and volatility-linked derivatives. Investments made through dedicated single asset class sleeves of the Fund such as fixed income and equity (as described below) are not considered part of the Opportunistic Component, even where the specific type of instrument falls under one of the asset classes listed above as the current focus of the Opportunistic Component. The Fund generally expects to gain a significant portion of its exposure to “opportunistic” asset classes indirectly through investments in exchange-traded funds (ETFs), exchange-traded notes, other investment companies and pooled vehicles, and derivative instruments, although such exposure also may be gained directly.

The portfolio managers analyze market cycles, economic cycles and valuations across asset classes, which may cause them to adjust the Fund’s exposures to individual holdings and asset classes. In determining whether and how to allocate Fund assets, they regularly assess the Fund’s overall allocations to each strategy and consider the merits of increasing or decreasing the relative balance among asset classes in the portfolio, and may adjust the Fund’s allocations to the various asset classes through the use of derivatives and other instruments and investment techniques.

The portfolio managers also employ a risk management strategy, which may cause an adjustment to the Fund’s asset allocation in an effort to mitigate certain downside risks. Under normal circumstances, based on the portfolio managers’ assessment of market conditions, the Equity Component may range between approximately 20% and 100% of the Fund’s assets and the Fixed Income Component may range between approximately 0% and 80% of the Fund’s assets. Apart from this strategic asset allocation, the Fund may use its Opportunistic Component. As a result of its derivative positions, the Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and therefore subject to heightened risk of loss. The Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.

The portfolio managers adjust the Fund’s exposure to the Equity Component, the Fixed Income Component, and the Opportunistic Component in response to momentum and momentum reversion signals in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that the Fund will be successful in doing so. Momentum is the tendency of investments to exhibit persistence in their performance. Momentum reversion is the tendency that a performance trend will ultimately change and move in an opposite direction. The portfolio managers believe negative momentum suggests future periods of negative investment returns and increased volatility, whereas positive momentum suggests future periods of positive investment returns and typical levels of market volatility. When the portfolio managers recognize negative momentum for an asset class, the Fund may reduce its exposure to that asset class; and when they recognize positive momentum, the portfolio managers may increase exposure. In addition to the momentum and momentum reversion signals, the portfolio managers also apply fundamental analysis to locate opportunities to seek to improve the Fund’s return. Fundamental analysis may contribute to an adjustment of the Fund’s exposure to the asset classes that exhibit the strongest return prospects. The fundamental analysis attempts to locate opportunities not identified from momentum-related signals. Furthermore, the portfolio managers expect to make use of volatility-linked derivatives to take advantage of differences between realized and implied volatility on a range of asset classes and to hedge risks in the portfolio.

Within the “Equity” and “Fixed Income” Component limits described above, the Fund intends to make extensive use of four security selection strategies, namely, Best Styles Global Equity, Best Styles Global Managed Volatility, Global Growth, and US Fixed Income –Credit. Each of these strategies is managed by a dedicated portfolio manager or team of portfolio managers in a separate sleeve of the Fund. These portfolio managers are not responsible for setting or adjusting the asset allocation of the Fund’s portfolio. A description of the investment process used for each of these strategies is set forth below.

•

Best Styles Global Equity. This strategy focuses on investments in globally diverse equity securities, including emerging market equities. The Best Styles Global Equity investment strategy centers on the portfolio managers’ belief that individual investment styles (Value, Earnings Change, Price Momentum, Growth, and Quality) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach. “Risk premiums” represent the added value resulting from investments in certain sub-segments of the market that may carry higher risks but have historically led to higher returns on investment.

•

Best Styles Global Managed Volatility. The investment process for the Best Styles Global Managed Volatility strategy mirrors the approach used for the Best Styles Global Equity strategy described above, except that the responsible portfolio managers also seek to control for risks associated with volatility and accordingly conduct the security-selection process used for this sleeve with reference to the MSCI ACWI Minimum Volatility Index, which is designed to reflect the performance characteristics of a minimum variance strategy applied to the MSCI ACWI equity universe.

•

Global Growth. This strategy focuses on investments in equity securities across a range of countries globally. The portfolio managers follow a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis, targeting investments in companies primarily based on analysis of three criteria: structural growth, quality and valuation. In identifying issuers likely to benefit from structural growth, the portfolio managers will seek out issuers with superior business models, best-in-class technology and exposure to secular market growth drivers in order to compound issuers’ earnings and cash flows over the long term. In evaluating the quality of potential investment targets, the portfolio managers will consider issuers’ balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. The portfolio managers will apply the valuation criterion by making investments in companies whose potential value they believe is not yet reflected in market valuations, and whose ability to satisfy the Portfolio’s key investment criteria is likely to be sustainable in the long-term. The investment decisions of the portfolio managers are not normally guided by sector or geography, or by weightings of the strategy’s performance benchmark, namely the MSCI All Country World Index (ACWI).

•

US Fixed Income – Credit. This strategy focuses on investments in U.S. dollar-denominated fixed income securities that, at the time of investment, are primarily investment-grade securities or otherwise determined by the portfolio manager to be of comparable quality. This strategy may also hold other types of fixed income securities, including high yield debt (commonly know as “junk bonds”), as well as preferred securities. The responsible portfolio manager uses proprietary research to identify segments of opportunity in U.S. fixed-income markets and applies strategic sector rotation alongside bottom-up security selection. The portfolio manager normally adjusts the average duration of investments in the strategy with reference to (though may depart materially from) the maturity characteristics of the Bloomberg Barclays U.S. Credit Index (which as of June 30, 2020 had an effective duration of 8.28 years). Investments made through this sleeve are not considered “opportunistic” holdings, even where the specific instruments (e.g., high yield debt) would otherwise be eligible for inclusion in the Opportunistic Component.

The Fund may invest in any type of equity or fixed income security, including common stocks, preferred securities, mutual funds, ETFs and exchange-traded notes, warrants and convertible securities, mortgage-backed securities, asset-backed securities, and government and corporate bonds and other debt instruments. The Fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The Fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The Fund is expected to be highly diversified across industries, sectors, and countries. The Fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation or allocation among dedicated sleeves, or if the instrument is otherwise deemed inappropriate.

In implementing these investment strategies, the Fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund, currency forwards, and structured notes. The Fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to adjust the portfolio’s exposure to specific asset classes; and otherwise to manage portfolio characteristics. When making use of volatility-linked derivatives as part of its Opportunistic Component, the Fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component and the Opportunistic Component of the Fund. The Fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the Fund’s obligations under derivative transactions.

Separately, the Fund will use a combination of interest rate swaps, interest rate futures, Treasury futures and total return swaps (“Interest Rate Derivatives”). The portfolio managers expect these instruments to provide additional diversification and balance the sources of risk in the Fund. Under certain market conditions, however, the investment performance of the Fund may be less favorable than it would be if the Fund did not use Interest Rate Derivatives.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective immediately, within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund—Portfolio Managers” is hereby restated in its entirety as follows:

Michael Heldmann, CFA, portfolio manager and director, has managed the Fund since 2016.

Mikhail Krayzler, portfolio manager, has managed the Fund since 2020.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Carl W. Pappo, Jr., CFA, portfolio manager, managing director and CIO US Fixed Income, has managed the Fund since 2019.

Paul Pietranico, CFA, lead portfolio manager and director, has managed the Fund since 2016.

Thorsten Winkelmann, portfolio manager, has managed the Fund since 2020.

The information relating to AllianzGI Global Dynamic Allocation Fund contained in the table in the subsection “Management of the Funds—Investment Manager” in the Prospectus is hereby deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Global Dynamic Allocation Fund	Michael Heldman, CFA	2016	Mr. Heldmann is a senior portfolio manager, Head of Best Styles North America and a managing director and with Allianz Global Investors, which he joined in 2007. He is responsible for developing the Best Styles US Equity team while building on its research capabilities. Mr. Heldmann previously managed Best Styles Emerging Markets and Best Styles Europe Equity products. He has 12 years of investment industry experience. Before joining the firm, Mr. Heldmann worked for the international laboratory CERN in Geneva, Switzerland, as a particle physics researcher. He has a Master’s degree in physics from the University of Mainz, Germany, and a Ph.D. from the University of Freiburg, Germany. Mr. Heldmann is a CFA charterholder.

	Mikhail Krayzler	2020	Mr. Krayzler is a portfolio manager and director with Allianz Global Investors, which he joined in 2009. As a member of the Multi Asset US team, he is primarily

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
			responsible for managing and researching liquid alternative strategies. Mr. Krayzler has longstanding experience in derivatives and quantitative finance both in industry and academia. He has 11 years of investment industry experience. Mr. Krayzler has a Ph.D. in mathematical finance from Technical University of Munich, a M.Sc. in finance and information management from Technical University of Munich and a B.Sc. in applied mathematics and informatics from Nizhny Novgorod State Technical University.

	Claudio Marsala	2015	Mr. Marsala is a portfolio manager and a director with Allianz Global Investors, which he joined in 2001. As the head of the Multi Asset Total Return and Alternatives team, he manages multi asset mandates for retail and institutional clients. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy. Before that, he worked in risk management. He has 17 years of investment industry experience. Mr. Marsala has a degree in economics and financial markets from the University of Pisa in Italy and a master’s degree in quantitative finance from the University of Turin.

	Carl W. Pappo, Jr., CFA	2019	Mr. Pappo is CIO US Fixed Income and a managing director with Allianz Global Investors, which he joined in 2017. As the leader of the US Fixed Income team, his responsibilities include chairing the core strategy team (which sets portfolio risk allocations) and acting as lead portfolio manager for a number of strategies. He is also a member of the firm’s US Executive Committee. Mr. Pappo has 26 years of investment industry experience. Mr. Pappo previously worked at Columbia Threadneedle Investments, where he was head of the core fixed-income team; earlier at the firm, he led the credit team and the investment grade research team. Before that, Mr. Pappo worked at Fleet Investment Advisors where he managed taxable fixed-income funds and institutional portfolios. He began his career as a corporate bond trader. Mr. Pappo has a B.S. in accounting from Babson College. He is a CFA charterholder.

	Paul Pietranico, CFA	2016	Mr. Pietranico is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. As a member of the Multi Asset US team, he is a portfolio manager for the target-date portfolios, as well as for other asset-allocation portfolios, including 529 college-savings plans. Mr. Pietranico has 23 years of investment industry experience. He previously worked

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
			at Charles Schwab & Co., focusing on research related to portfolio simulation, optimization and construction; asset allocation; retirement planning; and investment-manager due diligence. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science, and an M.S. in engineering economic systems and operations research from Stanford University. He is a CFA charterholder.

	Thorsten Winkelmann	2020	Mr. Winkelmann is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 2001. He is a member of the Growth Equity EU team. Mr. Winkelmann was previously a portfolio manager with the European Equity Core team and the Multi-Asset team. He has 23 years of investment industry experience. Mr. Winkelmann has a Master’s degree in economics from the University of Bonn.

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated December 23, 2020 to the

Statement of Additional Information

of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2020 (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Dynamic Allocation Fund

(for purposes of this section only, the “Fund”)

Effective immediately, the subsection “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” (the “Subsection”) is hereby revised to indicate that Mikhail Krayzler and Thorsten Winkelmann have been added as portfolio managers of AllianzGI Global Dynamic Allocation Fund.

Information regarding other accounts managed by Messrs. Krayzler and Winkelmann, as well as their ownership of securities of the Fund, as of December 18, 2020, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Mikhail Krayzler	2	1,595	0	0	1	56
Thorsten Winkelmann	10	15,682	30	8,575	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Mikhail Krayzler	0	0	0	0	0	0
Thorsten Winkelmann	3	2,008	1	135	0	0

Securities Ownership

AllianzGI Global Dynamic Allocation Fund	Dollar Range of Equity Securities
Mikhail Krayzler	None.
Thorsten Winkelmann	None.

Please retain this Supplement for future reference.